Exhibit 99.1
 Rapid7 Announces Third Quarter 2020 Financial Results
•Annualized recurring revenue (ARR) of $398.7 million, an increase of 29% year-over-year
•Revenue of $105.1 million, 26% year-over-year growth; Products revenue of $98.6 million, 29% year-over-year growth
•GAAP operating loss of $(17.9) million; Non-GAAP operating income of $2.4 million
•Raising full year 2020 guidance for ARR and revenue
Boston, MA – November 4, 2020 – Rapid7, Inc. (Nasdaq: RPD), a leading provider of security analytics and automation, today announced its financial results for the third quarter of 2020.
"Rapid7 is pleased to report strong Q3 performance that exceeded growth and profit expectations thanks to solid execution by our team. We ended the quarter with total ARR of $398.7 million dollars, up 29% year-over-year, led by continued strong demand for our security transformation solutions and healthy growth in vulnerability management," said Corey Thomas, Chairman and CEO of Rapid7.
"As organizations lean into the cloud, they are engaging with Rapid7 to modernize and extend their security architectures in the cloud with our Insight Platform."
Third Quarter 2020 Financial Results and Other Metrics

	Three Months Ended September 30,
	2020	2019	% Change
	(dollars in thousands)
Annualized recurring revenue	$398,725	$310,184	29%
Number of customers	9,347	8,625	8%
ARR per customer	$42.7	$36.0	19%
Recurring revenue as a percentage of total revenue	91%	88%
Renewal rate	103%	111%

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	Three Months Ended September 30,
	2020	2019	% Change
	(in thousands, except per share data)
Products revenue (1)	$98,559	$76,476	29%
Professional services revenue	6,516	6,679	(2)%
Total revenue	$105,075	$83,155	26%

North America revenue	$87,612	$69,883	25%
Rest of world revenue	17,463	13,272	32%
Total revenue	$105,075	$83,155

GAAP gross profit	$74,047	$59,525
GAAP gross margin	70%	72%
Non-GAAP gross profit	$77,613	$61,865
Non-GAAP gross margin	74%	74%

GAAP loss from operations	$(17,916)	$(11,756)
GAAP operating margin	(17)%	(14)%
Non-GAAP income from operations	$2,444	$542
Non-GAAP operating margin	2%	1%

GAAP net loss	$(25,541)	$(14,406)
GAAP net loss per share, basic and diluted	$(0.50)	$(0.29)
Non-GAAP net income	$25	$571
Non-GAAP net income per share, basic	$0.00	$0.01
Non-GAAP net income per share, diluted	$0.00	$0.01

Adjusted EBITDA	$5,791	$3,446

Cash provided by operating activities	$11,078	$1,839
(1) Historically, we have presented revenue on our consolidated statement of operations as products, maintenance and support and professional services revenue. For the three months ended September 30, 2020, we have combined products and maintenance and support revenue together as products revenue on our consolidated statement of operations. Prior periods have been adjusted to conform with this presentation.
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights
•In August 2020, Rapid7 was named a Leader in the Forrester Wave: Midsize Managed Service Providers, Q3 2020 report by Forrester Research.
•In October 2020, Rapid7 released its Cloud Identity and Access Management (IAM) Governance module for DivvyCloud, extending DivvyCloud's capabilities into the emerging Cloud Infrastructure Entitlement Management (CIEM) space.
•In October 2020, Rapid7 announced the availability of Enhanced Endpoint Telemetry (EET) within InsightIDR, providing robust visibility into endpoint activity to enable broader coverage and frictionless investigations into security incidents.
•In October 2020, Rapid7 extended its strategic partnership with Snyk to provide a comprehensive end-to-end solution for cloud native application security. Developers will have the ability to secure the critical components of their cloud native application development underpinned by a combination of Rapid7 and Snyk application security solutions.
rapid7.com

Fourth Quarter and Full-Year 2020 Guidance
Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income (loss) from operations, and non-GAAP net loss per share to be in the following ranges:

	Fourth Quarter 2020			Full-Year 2020
	(dollars in millions)
Annualized recurring revenue				$418.0	to	$422.0
Year-over-year growth				23%	to	25%
Revenue	$107.9	to	$109.5	$406.2	to	$407.8
Year-over-year growth	18%	to	20%	24%	to	25%
Non-GAAP (loss) income from operations	$(1.8)	to	$(0.8)	$1.0	to	$2.0
Non-GAAP net loss per share	$(0.09)	to	$(0.07)	$(0.12)	to	$(0.10)
Weighted average shares outstanding			52.1			51.0
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the fourth quarter and full-year 2020 does not include any potential impact of foreign exchange gains or losses. The weighted average shares outstanding for the fourth quarter and full-year 2020 represent basic shares outstanding given our projected non-GAAP net loss. In addition, fluctuations in Rapid7’s quarterly operating results may be particularly pronounced in the current economic environment due to the uncertainty caused by, and the unprecedented nature of, the current COVID-19 pandemic, whose severity, duration and ultimate impact is difficult to predict at this time. The primary set of drivers of Rapid7’s actual financial performance relative to the ranges provided will be a function of the timing and pace of economic recovery in the global economy and whether there are broad regional or systematic closures as a result of a sustained pandemic resurgence. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs, and certain other items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, such as acquisition-related expenses and litigation-related expenses for the fourth quarter of 2020, which we are not able to predict without unreasonable effort due to their inherent uncertainty.
Conference Call and Webcast Information
Rapid7 will host a conference call today, November 4, 2020, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 877-357-4230 (domestic) or 629-228-0721 (international). The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A telephone replay of the conference call will be available at 855-859-2056 or 404-537-3406 (access code 1393364) until November 11, 2020. A webcast replay will be available at https://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight Platform. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 9,300 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States, or GAAP, we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-
rapid7.com

GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share and adjusted EBITDA. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs and certain other items such as acquisition-related expenses and litigation-related expenses. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt discount and issuance costs. The expense for the amortization of debt discount and debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
rapid7.com

Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has (1) an active Rapid7 contract or a contract that expired within 90 days or less of the applicable measurement date; and for Logentries products, those customers with a contract value equal to or greater than $2,400 per year, or (2) purchased Rapid7 professional services within the 12 months preceding the applicable measurement date.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Recurring Revenue. We define recurring revenue as revenue from term software licenses, content subscriptions, managed services, cloud-based subscriptions and maintenance and support.
Renewal Rate. We calculate our renewal rate by dividing the dollar value of renewed customer agreements, including upsells and cross-sells of additional products, but excluding professional services, in a trailing 12-month period by the dollar value of the corresponding customer agreements.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the fourth quarter and full year 2020, the assumptions underlying such guidance and the timing of global economic recovery and the anticipated impact of COVID-19 on our guidance, business, financial condition and results of operations. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, risks arising from the ongoing COVID-19 pandemic, fluctuations in our quarterly results, failure to meet our publicly announced guidance or other expectations about our business, our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, our customers renewal of their subscriptions with us, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, including DivvyCloud, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2020 and in the subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(857) 990-4074
Press contact:
Caitlin Doherty
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	September 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$239,409	$123,413
Short-term investments	81,209	116,158
Accounts receivable, net	73,625	87,927
Deferred contract acquisition and fulfillment costs, current portion	19,269	17,047
Prepaid expenses and other current assets	20,521	20,051
Total current assets	434,033	364,596
Long-term investments	10,813	22,887
Property and equipment, net	50,305	50,670
Operating lease right-of-use assets	69,797	60,984
Deferred contract acquisition and fulfillment costs, non-current portion	37,269	34,213
Goodwill	213,727	97,866
Intangible assets, net	45,942	28,561
Other assets	4,931	5,136
Total assets	$866,817	$664,913
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,033	$6,836
Accrued expenses	48,035	41,021
Operating lease liabilities, current portion	9,568	7,179
Deferred revenue, current portion	231,560	231,518
Other current liabilities	85	119
Total current liabilities	298,281	286,673
Convertible senior notes, net	373,318	185,200
Operating lease liabilities, non-current portion	77,863	72,294
Deferred revenue, non-current portion	30,632	36,226
Other long-term liabilities	1,370	1,352
Total liabilities	781,464	581,745
Stockholders’ equity:
Common stock	518	499
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	677,983	605,650
Accumulated other comprehensive (loss) income	(23)	213
Accumulated deficit	(588,361)	(518,430)
Total stockholders’ equity	85,353	83,168
Total liabilities and stockholders’ equity	$866,817	$664,913

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue:
Products	$98,559	$76,476	$278,538	$214,900
Professional services	6,516	6,679	19,789	20,399
Total revenue	105,075	83,155	298,327	235,299
Cost of revenue:
Products	25,196	17,703	69,569	48,709
Professional services	5,832	5,927	18,254	17,075
Total cost of revenue	31,028	23,630	87,823	65,784
Total gross profit	74,047	59,525	210,504	169,515
Operating expenses:
Research and development	28,509	20,154	78,831	57,645
Sales and marketing	48,448	39,904	141,552	113,214
General and administrative	15,006	11,223	43,589	32,336
Total operating expenses	91,963	71,281	263,972	203,195
Loss from operations	(17,916)	(11,756)	(53,468)	(33,680)
Other income (expense), net:
Interest income	87	1,448	1,343	4,761
Interest expense	(7,328)	(3,399)	(16,707)	(9,940)
Other income (expense), net	143	(492)	(94)	(727)
Loss before income taxes	(25,014)	(14,199)	(68,926)	(39,586)
Provision for (benefit from) income taxes	527	207	1,005	(87)
Net loss	$(25,541)	$(14,406)	$(69,931)	$(39,499)
Net loss per share, basic and diluted	$(0.50)	$(0.29)	$(1.38)	$(0.82)
Weighted-average common shares outstanding, basic and diluted	51,293,210	49,020,449	50,707,553	48,437,686

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Cash flows from operating activities:
Net loss	$(25,541)	$(14,406)	$(69,931)	$(39,499)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,928	4,598	16,347	11,969
Amortization of debt discount and issuance costs	5,206	2,679	12,213	7,783
Stock-based compensation expense	17,128	10,426	46,921	29,490
Provision for doubtful accounts	752	429	1,760	1,782
Deferred income taxes	—	—	—	(761)
Foreign currency re-measurement loss	109	379	308	570
Other non-cash (income) expense	60	(345)	(87)	(1,635)
Changes in operating assets and liabilities:
Accounts receivable	2,393	6,311	13,228	10,860
Deferred contract acquisition and fulfillment costs	(2,284)	(2,231)	(5,278)	(5,403)
Prepaid expenses and other assets	(421)	(544)	1,352	(9,878)
Accounts payable	1,785	(1,052)	1,922	1,132
Accrued expenses	4,358	2,490	(3,079)	(4,822)
Deferred revenue	1,540	(7,058)	(10,456)	(12,124)
Other liabilities	65	163	(915)	1,292
Net cash provided by (used in) operating activities	11,078	1,839	4,305	(9,244)
Cash flows from investing activities:
Business acquisition, net of cash acquired	(55)	14	(125,826)	(14,607)
Purchases of property and equipment	(3,170)	(9,341)	(7,125)	(27,053)
Capitalization of internal-use software costs	(1,459)	(1,534)	(4,407)	(4,686)
Purchases of investments	(59,451)	(41,776)	(108,710)	(114,208)
Sales/maturities of investments	9,000	36,985	155,599	177,287
Net cash (used in) provided by investing activities	(55,135)	(15,652)	(90,469)	16,733
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid of $7,201	(701)	—	222,799	—
Purchase of capped calls related to convertible senior notes	—	—	(27,255)	—
Deferred business acquisition payment	(150)	—	(150)	—
Payments of debt issuance costs	(163)	—	(411)	—
Taxes paid related to net share settlement of equity awards	(2,534)	(2,087)	(5,984)	(4,926)
Proceeds from employee stock purchase plan	3,736	2,887	7,082	5,521
Proceeds from stock option exercises	2,491	1,866	6,219	7,924
Net cash provided by financing activities	2,679	2,666	202,300	8,519
Effect of exchange rate changes on cash, cash equivalents and restricted cash	461	(497)	160	(648)
Net (decrease) increase in cash, cash equivalents and restricted cash	(40,917)	(11,644)	116,296	15,360
Cash, cash equivalents and restricted cash, beginning of period	280,626	126,569	123,413	99,565
Cash, cash equivalents and restricted cash, end of period	$239,709	$114,925	$239,709	$114,925

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP gross profit	$74,047	$59,525	$210,504	$169,515
Add: Stock-based compensation expense[1]	1,132	679	3,194	1,970
Add: Amortization of acquired intangible assets[2]	2,434	1,661	6,267	4,681
Non-GAAP gross profit	$77,613	$61,865	$219,965	$176,166
Non-GAAP gross margin	73.9%	74.4%	73.7%	74.9%

GAAP gross profit - Products	$73,363	$58,773	$208,969	$166,191
Add: Stock-based compensation expense	730	386	2,013	1,036
Add: Amortization of acquired intangible assets	2,434	1,661	6,267	4,681
Non-GAAP gross profit - Products	$76,527	$60,820	$217,249	$171,908
Non-GAAP gross margin - Products	77.6%	79.5%	78.0%	80.0%

GAAP gross profit - Professional services	$684	$752	$1,535	$3,324
Add: Stock-based compensation expense	402	293	1,181	934
Non-GAAP gross profit - Professional services	$1,086	$1,045	$2,716	$4,258
Non-GAAP gross margin - Professional services	16.7%	15.6%	13.7%	20.9%

GAAP loss from operations	$(17,916)	$(11,756)	$(53,468)	$(33,680)
Add: Stock-based compensation expense[1]	17,128	10,426	46,921	29,490
Add: Amortization of acquired intangible assets[2]	2,581	1,694	6,556	4,789
Add: Acquisition-related expenses[3]	—	—	1,138	514
Add: Litigation-related expenses[4]	651	178	1,629	506
Non-GAAP income from operations	$2,444	$542	$2,776	$1,619

GAAP net loss	$(25,541)	$(14,406)	$(69,931)	$(39,499)
Add: Stock-based compensation expense[1]	17,128	10,426	46,921	29,490
Add: Amortization of acquired intangible assets[2]	2,581	1,694	6,556	4,789
Add: Acquisition-related expenses[3]	—	—	1,138	514
Add: Litigation-related expenses[4]	651	178	1,629	506
Add: Amortization of debt discount and issuance costs	5,206	2,679	12,213	7,783
Add: Release of valuation allowance, acquisition-related	—	—	—	(761)
Non-GAAP net income (loss)	$25	$571	$(1,474)	$2,822

Reconciliation of net (loss) income per share, basic
GAAP net loss per share, basic	$(0.50)	$(0.29)	$(1.38)	$(0.82)
Non-GAAP adjustments to net loss	0.50	0.30	1.35	0.88
Non-GAAP net (loss) income per share, basic	$—	$0.01	$(0.03)	$0.06

Reconciliation of net (loss) income per share, diluted
GAAP net loss per share, diluted	$(0.50)	$(0.29)	$(1.38)	$(0.82)
Non-GAAP adjustments to net loss	0.50	0.30	1.35	0.87

Non-GAAP net income (loss) per share, diluted	$—	$0.01	$(0.03)	$0.05

Weighted average shares used in GAAP per share calculation, basic and diluted	51,293,210	49,020,449	50,707,553	48,437,686

Weighted average shares used in non-GAAP per share calculation:
Basic	51,293,210	49,020,449	50,707,553	48,437,686
Diluted	53,894,202	52,404,657	50,707,553	51,879,345

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$1,132	$679	$3,194	$1,970
Research and development	6,818	3,996	17,852	11,224
Sales and marketing	4,506	3,047	12,529	8,453
General and administrative	4,672	2,704	13,346	7,843

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$2,434	$1,661	$6,267	$4,681
Sales and marketing	31	32	143	105
General and administrative	116	1	146	3

[3] Includes acquisition-related expenses as follows:
General and administrative	$—	$—	$1,138	$514

[4] Includes litigation-related expenses as follows:
General and administrative	$651	$178	$1,629	$506

RAPID7, INC.
Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP net loss	$(25,541)	$(14,406)	$(69,931)	$(39,499)
Interest income	(87)	(1,448)	(1,343)	(4,761)
Interest expense	7,328	3,399	16,707	9,940
Other (income) expense, net	(143)	492	94	727
Provision for (benefit from) income taxes	527	207	1,005	(87)
Depreciation expense	2,706	2,520	8,121	6,426
Amortization of intangible assets	3,222	2,078	8,226	5,543
Stock-based compensation expense	17,128	10,426	46,921	29,490
Acquisition-related expenses	—	—	1,138	514
Litigation-related expenses	651	178	1,629	506
Adjusted EBITDA	$5,791	$3,446	$12,567	$8,799

RAPID7, INC.
Fourth Quarter and Full-Year 2020 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	Fourth Quarter 2020			Full-Year 2020
Reconciliation of GAAP to Non-GAAP (loss) income from operations:
Anticipated GAAP loss from operations	$(20.9)	to	$(19.9)	$(74.2)	to	$(73.2)
Add: Anticipated stock-based compensation expense	16.5	to	16.5	63.4	to	63.4
Add: Anticipated amortization of acquired intangible assets	2.6	to	2.6	9.1	to	9.1
Add: Anticipated acquisition-related expenses	—	to	—	1.1	to	1.1
Add: Anticipated litigation-related expenses	—	to	—	1.6	to	1.6
Anticipated non-GAAP (loss) income from operations	$(1.8)	to	$(0.8)	$1.0	to	$2.0

Reconciliation of GAAP to Non-GAAP net loss:
Anticipated GAAP net loss	$(29.0)	to	$(28.0)	$(98.7)	to	$(97.7)
Add: Anticipated stock-based compensation expense	16.5	to	16.5	63.4	to	63.4
Add: Anticipated amortization of acquired intangible assets	2.6	to	2.6	9.1	to	9.1
Add: Anticipated acquisition-related expenses	—	to	—	1.1	to	1.1
Add: Anticipated litigation-related expenses	—	to	—	1.6	to	1.6
Add: Anticipated amortization of debt discount and issuance costs	5.3	to	5.3	17.5	to	17.5
Anticipated non-GAAP net loss	$(4.6)	to	$(3.6)	$(6.0)	to	$(5.0)

Anticipated GAAP net loss per share	$(0.56)		$(0.54)	$(1.94)		$(1.92)
Anticipated non-GAAP net loss per share	$(0.09)		$(0.07)	$(0.12)		$(0.10)

Weighted average shares used in GAAP and non-GAAP per share calculation, basic and diluted			52.1			51.0

The reconciliation does not reflect any items that are unknown at this time, such as acquisition-related expenses and litigation-related expenses for the fourth quarter of 2020, which we are not able to predict without unreasonable effort due to their inherent uncertainty.